Exhibit 21.1

Mondelēz International, Inc.
Subsidiaries - December 31, 2018

Entity Name	Country
LU Algerie S.p.A.	Algeria
Mondelez Argentina S.A.	Argentina
Nabisco Inversiones S.R.L.	Argentina
Van Mar SA	Argentina
Cadbury Marketing Services Pty Limited	Australia
KF (Australia) Pty. Ltd.	Australia
Lanes Biscuits Pty. Ltd.	Australia
Lanes Food (Australia) Pty. Ltd.	Australia
Mondelez Australia (Foods) Ltd	Australia
Mondelez Australia Group Co Pty Ltd	Australia
Mondelez Australia Group Investments LP	Australia
Mondelez Australia Holdings Pty. Ltd.	Australia
Mondelez Australia Investments Pty Ltd	Australia
Mondelez Australia Pty. Ltd.	Australia
Mondelez Australia Services Pty. Ltd.	Australia
Mondelez New Zealand Holdings (Australia) Pty. Ltd.	Australia
Mirabell Salzburger Confiserie-und Bisquit GmbH	Austria
Mondelez Austria Services GmbH	Austria
Mondelez Oesterreich GmbH	Austria
Mondelez Oesterreich Production GmbH	Austria
Salzburger Suesswarenfabrik K.G.	Austria
Mondelez Bahrain Biscuits WLL	Bahrain
Mondelez Bahrain W.L.L.	Bahrain
Mondelez Bangladesh Private Limited	Bangladesh
OOO Mondelez International Bel	Belarus
Confibel SPRL	Belgium
Kraft Foods Belgium Intellectual Property	Belgium
Mondelez Belgium Biscuits Production NV	Belgium
Mondelez Belgium BVBA	Belgium
Mondelez Belgium Chocolate Production BVBA	Belgium
Mondelez Belgium Manufacturing Services BVBA	Belgium
Mondelez Belgium Services BVBA	Belgium
Mondelez Namur Production SPRL	Belgium
Mondelez de Alimentos Bolivia S.R.L.	Bolivia
Cadbury Botswana (Proprietary) Limited	Botswana
Mondelez Brasil Ltda.	Brazil
Mondelez Brasil Norte Nordeste Ltda.	Brazil
Mondelez Bulgaria EOOD	Bulgaria
Mondelez Bulgaria Holding AD	Bulgaria
Mondelez Bulgaria Production EOOD	Bulgaria
152999 Canada Inc.	Canada
MCI Finance Inc.	Canada
Mondelez Asia Pacific (Alberta) GP ULC	Canada
Mondelez Canada Holdings ULC	Canada

Mondelez Canada Inc.	Canada
TCI Realty Holdings Inc.	Canada
Mondelez Chile S.A.	Chile
Cadbury Confectionery (Guangzhou) Co., Limited	China
Cadbury Food Co. Limited China	China
Cadbury Marketing Services Co Ltd Shanghai	China
Mondelez Beijing Food Co., Ltd.	China
Mondelez China Co., Ltd	China
Mondelez Jiangmen Food Co., Ltd.	China
Mondelez Shanghai Business Services Co., Ltd.	China
Mondelez Shanghai Food Co., Ltd.	China
Mondelez Shanghai Foods Corporate Management Co., Ltd.	China
Mondelez Suzhou Food Co., Ltd.	China
Nabisco Food (Suzhou) Co. Ltd.	China
Mondelez Colombia S.A.S.	Colombia
Servicios Comerciales Colombia SAS	Colombia
El Gallito Industrial, S.A.	Costa Rica
Mondelez Business Services Costa Rica Limitada	Costa Rica
Mondelez Costa Rica Limitada	Costa Rica
Mondelez Zagreb d.o.o.	Croatia
Mondelez CR Biscuit Production s.r.o.	Czech Republic
Mondelez Czech Republic s.r.o.	Czech Republic
Opavia Lu s.r.o.	Czech Republic
Kraft Foods Danmark Intellectual Property ApS	Denmark
Mondelez Danmark ApS	Denmark
Mondelez Dominicana, S.A.	Dominican Republic
Mondelez Ecuador Cia. Ltda.	Ecuador
Mondelez Egypt Foods S.A.E.	Egypt
Mondelez Egypt Trading SAE	Egypt
Mondelez El Salvador, Ltda. de C.V.	El Salvador
Mondelez Eesti Osauhing	Estonia
Mondelez Finland OY	Finland
Generale Biscuit Glico France	France
Generale Biscuit SAS	France
Kraft Foods France Biscuit S.A.S.	France
Kraft Foods France Intellectual Property S.A.S.	France
Mondelez France Antilles Guyane Distribution SAS	France
Mondelez France Biscuit Distribution SAS	France
Mondelez France Biscuits Production SAS	France
Mondelez France Ocean Indien Distribution SAS	France
Mondelez France R&D SAS	France
Mondelez France S.A.S.	France
Mondelez Georgia LLC	Georgia
Carlton Lebensmittel Vertriebs GmbH	Germany
Don Snack Foods Handelsgesellschaft GmbH	Germany
Kraft Foods Deutschland Biscuits Grundstuecksverwaltungs GmbH & Co. KG	Germany
Kraft Foods Deutschland Holding Grundstuecksverwaltungs GmbH & Co. KG	Germany
Kraft Foods Deutschland Production Grundstuecksverwaltungs GmbH & Co. KG	Germany
Mondelez Deutschland Biscuits Production GmbH	Germany
Mondelez Deutschland GmbH	Germany
Mondelez Deutschland Services GmbH & Co. KG	Germany

Mondelez Deutschland Snacks Production GmbH & Co. KG	Germany
Suchard GmbH	Germany
Cadbury Ghana Limited	Ghana
Lapworth Commodities Limited	Ghana
Mondelez Hellas Production S.A.	Greece
Mondelez Hellas S.A.	Greece
Mondelez Guatemala, Ltda.	Guatemala
Landers Centro Americana, Fabricantes de Molinos Marca "Corona" S.A. de C.V.	Honduras
Mondelez Honduras, S. de R.L.	Honduras
Cadbury Trading Hong Kong Ltd.	Hong Kong
Mondelez Hong Kong Limited	Hong Kong
Gyori Keksz Kft SARL	Hungary
Mondelez Hungaria IP Kft	Hungary
Mondelez Hungaria Kft	Hungary
C S Business Services (India) Pvt. Limited	India
Induri Farm Limited	India
KJS India Private Limited	India
Mondelez India Foods Private Limited	India
P.T. Cadbury Indonesia	Indonesia
P.T. Cipta Manis Makmur	Indonesia
P.T. Kraft Symphoni Indonesia	Indonesia
P.T. Kraft Ultrajaya Indonesia	Indonesia
P.T. Mondelez Indonesia	Indonesia
P.T. Mondelez Indonesia Manufacturing	Indonesia
P.T. Mondelez Indonesia Trading	Indonesia
Alreford DAC	Ireland
Berkeley Re DAC	Ireland
Cadbury Schweppes Ireland Limited	Ireland
Cadbury Schweppes Treasury America	Ireland
Cadbury Schweppes Treasury International	Ireland
Cadbury Schweppes Treasury Services	Ireland
Kraft Foods Ireland Intellectual Property Ltd	Ireland
Mondelez Ireland Insurance Holdings Ltd.	Ireland
Mondelez Ireland Limited	Ireland
Mondelez Ireland Production Limited	Ireland
Trebor (Dublin) Limited	Ireland
Trebor Ireland Limited	Ireland
Fattorie Osella S.p.A.	Italy
Kraft Foods Italia Intellectual Property S.r.l.	Italy
Mondelez Italia Biscuits Production S.p.A	Italy
Mondelez Italia S.r.l.	Italy
Mondelez Italia Services S.r.l.	Italy
Meito Adams Company Limited	Japan
Mondelez Japan Ltd	Japan
Mondelez Kazakhstan LLP	Kazakhstan
Cadbury Kenya Limited	Kenya
Dong Suh Foods Corporation	Korea
Migabang Limited Company	Korea
SIA Mondelez Latvija	Latvia
Cadbury Adams Middle East S.A.L.	Lebanon
AB Kraft Foods Lietuva	Lithuania

UAB Mondelez Baltic	Lithuania
UAB Mondelez Lietuva Production	Lithuania
Adams Marketing (M) Sdn Bhd	Malaysia
Cadbury Confectionery Malaysia Sdn. Bhd.	Malaysia
Cadbury Confectionery Sales (M) Sdn. Bhd.	Malaysia
Mondelez Malaysia Sales Sdn. Bhd.	Malaysia
Mondelez Malaysia Sdn. Bhd.	Malaysia
Cadbury Mauritius Ltd	Mauritius
Corporativo Mondelez, S. en N.C. de C.V.	Mexico
Mondelez Mexico, S. de R.L. de C.V.	Mexico
Productos Mondelez, S. de R.L. de C.V.	Mexico
Servicios Integrales Mondelez, S. de R.L. de C.V.	Mexico
Servicios Mondelez, S. de R.L. de C.V.	Mexico
Mondelez Maroc SA	Morocco
STE Immobiliere Ibrahim D'Ain Sebaa	Morocco
Springer Schokoladenfabrik (Pty) Limited	Namibia
Abades B.V.	Netherlands
Cadbury CIS B.V.	Netherlands
Cadbury Enterprises Holdings B.V.	Netherlands
Cadbury Holdings B.V.	Netherlands
Cadbury Netherlands International Holdings B.V.	Netherlands
Gernika, B.V.	Netherlands
Kraft Foods Česko Holdings BV	Netherlands
Kraft Foods Entity Holdings B.V.	Netherlands
Kraft Foods Intercontinental Netherlands C.V.	Netherlands
Kraft Foods LA MB Holding B.V.	Netherlands
Kraft Foods LA MC B.V.	Netherlands
Kraft Foods LA NMB B.V.	Netherlands
Kraft Foods LA NVA B.V.	Netherlands
Kraft Foods LA VA Holding B.V.	Netherlands
Kraft Foods Nederland Biscuit C.V.	Netherlands
Kraft Foods Nederland Intellectual Property BV	Netherlands
Kraft Foods North America and Asia B.V.	Netherlands
KTL S. de R.L. de C.V.	Netherlands
Mondelez Coffee Holdco BV	Netherlands
Mondelez Espana Biscuits Holdings B.V.	Netherlands
Mondelez International Holdings Netherlands B.V.	Netherlands
Mondelez Nederland B.V.	Netherlands
Mondelez Nederland Services B.V.	Netherlands
Mondelez Netherlands RUS Holdings B.V.	Netherlands
Mondelez New Zealand	New Zealand
Mondelez New Zealand Investments	New Zealand
Mondelez Nicaragua, S.A.	Nicaragua
Cadbury Nigeria PLC	Nigeria
Kraft Foods Norge Intellectual Property AS	Norway
Mondelez Norge A/S	Norway
Mondelez Norge Production AS	Norway
Mondelez Pakistan Limited	Pakistan
Mondelez Panama, S. de R.L.	Panama
Mondelez Peru S.A.	Peru
Mondelez Philippines, Inc.	Philippines

Nabisco Philippines Inc.	Philippines
Lu Polska Sp. z.o.o.	Poland
Mondelez International RD&Q Sp. z.o.o.	Poland
Mondelez Polska Production sp. z.o.o.	Poland
Mondelez Polska Sp. z.o.o.	Poland
Mondelez Portugal, Unipessoal Lda.	Portugal
Mondelez Puerto Rico LLC	Puerto Rico
Mondelez Romania S.A.	Romania
Mon'delez Rus LLC	Russia
Mondelez Arabia for Trading LLC	Saudi Arabia
Nabisco Arabia Co. Ltd.	Saudi Arabia
Mondelez d.o.o. Beograd	Serbia
Mondelez Procurement d.o.o. Beograd	Serbia
Kraft Foods Holdings Singapore Pte. Ltd.	Singapore
Kraft Foods Trading Singapore Pte. Ltd.	Singapore
Kraft Helix Singapore Pte. Ltd.	Singapore
Kuan Enterprises Pte. Ltd.	Singapore
Mondelez Asia Pacific Pte. Ltd.	Singapore
Mondelez Business Services AP Pte Ltd	Singapore
Mondelez International AMEA PTE. Ltd.	Singapore
Symphony Biscuits Holdings Pte. Ltd.	Singapore
Mondelez European Business Services Centre s.r.o.	Slovakia
Mondelez Slovakia Holding a.s.	Slovakia
Mondelez Slovakia Intellectual Property s.r.o.	Slovakia
Mondelez Slovakia s.r.o.	Slovakia
Mondelez SR Production s.r.o.	Slovakia
Mondelez, trgovska druzba, d.o.o, Ljubjana	Slovenia
Chapelat-Humphries Investments (Pty) Limited	South Africa
Mondelez South Africa (Pty) Ltd.	South Africa
South Africa LP	South Africa
Kraft Foods Espana Holdings S.L.U.	Spain
Kraft Foods Espana Intellectual Property SLU	Spain
Mondelez Espana Commercial, S.L.U.	Spain
Mondelez Espana Confectionery Production, SLU	Spain
Mondelez Espana Galletas Production, S.L.U.	Spain
Mondelez Espana Postres Production, S.A.U.	Spain
Mondelez Espana Production, S.L.U.	Spain
Mondelez Espana Services, S.L.U.	Spain
Mondelez Iberia Holdings, S.L.U.	Spain
Mondelez Iberia Snacking Holdings, S.L.U.	Spain
Chapelat Swaziland (Proprietary) Limited	Swaziland
Cadbury (Swaziland) (Pty) Limited	Swaziland/South Africa
Kraft Foods Sverige Holding AB	Sweden
Kraft Foods Sverige Intellectual Property AB	Sweden
Mondelez Sverige AB	Sweden
Mondelez Sverige Production AB	Sweden
Kraft Foods Schweiz Holding GmbH	Switzerland
Mondelez Europe GmbH	Switzerland
Mondelez Europe Procurement GmbH	Switzerland
Mondelez Europe Services GmbH	Switzerland
Mondelez International Finance AG	Switzerland

Mondelez Schweiz GmbH	Switzerland
Mondelez Schweiz Production GmbH	Switzerland
Mondelez World Travel Retail GmbH	Switzerland
Taloca GmbH	Switzerland
Mondelez Taiwan Limited	Taiwan
Mondelez (Thailand) Co., Ltd.	Thailand
Mondelez International (Thailand) Co., Ltd	Thailand
Kraft Foods (Trinidad) Unlimited	Trinidad
Kent Gida Maddeleri Sanayii ve Ticaret Anonim Sirketi	Turkey
Cadbury South Africa (Holdings)	UK/South Africa
LLC Chipsy LYUKS	Ukraine
Private Joint Stock Company "Mondelez Ukraina"	Ukraine
Mondelez Eastern Europe Middle East & Africa FZE	United Arab Emirates
Brentwick Limited	United Kingdom
Cadbury Eight LLP	United Kingdom
Cadbury Four LLP	United Kingdom
Cadbury International Limited	United Kingdom
Cadbury Limited	United Kingdom
Cadbury Nine LLP	United Kingdom
Cadbury Nominees Limited	United Kingdom
Cadbury Russia Limited	United Kingdom
Cadbury Russia Two Ltd	United Kingdom
Cadbury Schweppes Finance Limited	United Kingdom
Cadbury Schweppes Investments Ltd	United Kingdom
Cadbury Schweppes Overseas Limited	United Kingdom
Cadbury Seven LLP	United Kingdom
Cadbury Six LLP	United Kingdom
Cadbury Ten LLP	United Kingdom
Cadbury Three LLP	United Kingdom
Cadbury UK Limited	United Kingdom
Cadbury US Holdings Limited	United Kingdom
Chromium Acquisitions Limited	United Kingdom
Chromium Assets Limited	United Kingdom
Chromium Suchex LLP	United Kingdom
Craven Keiller	United Kingdom
Ernest Jackson & Co Limited	United Kingdom
Galactogen Products Limited	United Kingdom
Kraft Foods Investment Holdings UK Limited	United Kingdom
Kraft Foods UK Intellectual Property Limited	United Kingdom
Kraft Foods UK IP & Production Holdings Ltd.	United Kingdom
Kraft Russia Limited	United Kingdom
L. Rose & Co., Limited	United Kingdom
Mondelez International Services Limited	United Kingdom
Mondelez UK Biscuit Financing Ltd	United Kingdom
Mondelez UK Confectionery Production Limited	United Kingdom
Mondelez UK Finance Company Limited	United Kingdom
Mondelez UK Holdings & Services Limited	United Kingdom
Mondelez UK Limited	United Kingdom
Mondelez UK R&D Limited	United Kingdom
Reading Scientific Services Limited	United Kingdom
Schweppes Limited	United Kingdom

Somerdale Limited	United Kingdom
Speedy Assetco Limited	United Kingdom
The Old Leo Company Limited	United Kingdom
Trebor Bassett Limited	United Kingdom
Trebor International Limited	United Kingdom
Vantas International Limited	United Kingdom
Enjoy Life Natural Brands, LLC	United States
Intercontinental Brands LLC	United States
Intercontinental Great Brands LLC	United States
KFI-USLLC IX	United States
KFI-USLLC VII	United States
KFI-USLLC VIII	United States
KFI-USLLC XI	United States
KFI-USLLC XIV	United States
Kraft Foods Asia Pacific Services LLC	United States
Kraft Foods Biscuit Brands Kuan LLC	United States
Kraft Foods Holdings LLC	United States
Kraft Foods International Europe Holdings LLC	United States
Kraft Foods International Holdings Delaware LLC	United States
Kraft Foods International Services LLC	United States
Kraft Foods Latin America Holding LLC	United States
Kraft Foods R & D, Inc.	United States
Mondelēz BTN Holdings LLC	United States
Mondelēz Global LLC	United States
Mondelez International Delaware LLC	United States
Mondelez International Financing Delaware LLC	United States
Mondelēz International Holdings LLC	United States
Mondelēz International Service Holdings LLC	United States
Mondelēz International Service LLC	United States
Mondelēz International, Inc.	United States
Tate's Bake Shop	United States
Tate's Holding Company	United States
Tate's Wholesale, LLC	United States
C.A.S. Uruguay S.A.	Uruguay
Mondelez Uruguay S.A.	Uruguay
Cadbury Adams, S.A.	Venezuela
Cadbury Beverages de Venezuela CA	Venezuela
Compania Venezolana de Conservas C.A.	Venezuela
Covenco Holding C.A.	Venezuela
Mondelez VZ, C.A.	Venezuela
Promotora Cadbury Adams, C.A.	Venezuela
Tevalca Holdings C.A.	Venezuela
Mondelez Kinh Do Vietnam JSC	Vietnam
North Kinh Do One Member Company Limited	Vietnam
Cadbury Schweppes Zimbabwe (Private) Limited	Zimbabwe